UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS	3 Months Ended
Mar. 31, 2023 USD ($)
Cash Flows from Operating Activities:
Net loss	$ (1,894,642)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in Trust Account	(75,280)
Change in fair value of Bridge Note- Bifurcated Derivative	(34,758)
Change in fair value of PIPE Forward Contract Derivative	1,163,950
Changes in operating assets and liabilities:
Prepaid and other current assets	(52,500)
Accounts payable and accrued expenses	419,424
Accrued interest expense - Bridge Note	133,139
Net cash used in operating activities	(340,667)
Cash Flows from Financing Activities:
Proceeds from promissory note	250,000
Net cash provided by financing activities	250,000
Net Change in Cash	(90,667)
Cash - Beginning of period	106,998
Cash - End of period	16,331
Non-cash investing and financing activities:
Common stock issued from legal settlement	$ 214,200